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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-45502, 333-90839, 333-51486 and 333-52562) of
Sycamore Networks, Inc. of our report dated August 19, 2002, except for Note 11, as to which the date is October 23, 2002, relating to the financial statements, which appear in this Form 10-K.

                                          /s/  PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
October 24, 2002